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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2004

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26126 (Commission File Number)	58-2142225 (IRS Employee Identification No.)
5655 Spalding Drive, Norcross, GA (Address of Principal Executive Offices)		30092 (Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On September 7, 2004, Serologicals Corporation ("Serologicals") (NASDAQ:SERO) and Upstate Group, Inc., a privately held company headquartered in Charlottesville, Virginia ("Upstate"), announced that they have entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Serologicals will acquire Upstate (the "Merger") for total consideration of $205 million in Serologicals common stock and cash, less amounts to repay Upstate's debt and expenses. The description in this Current Report of the Merger is qualified in its entirety by reference to the definitive Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. Serologicals and Upstate issued a joint press release announcing the execution of the Merger Agreement, which is attached hereto as Exhibit 99.1. Serologicals also conducted a conference call announcing the execution of the Merger Agreement, a final transcript of the call is attached hereto as Exhibit 99.2.

        Serologicals will issue up to approximately 5,000,000 shares of its common stock to certain stockholders of Upstate as consideration for the Merger, with the balance of the consideration to be funded in cash. Serologicals expects to finance the cash portion of the Merger using a combination of cash on hand and proceeds from a new credit facility. Serologicals expects the acquisition to be completed during the fourth quarter of 2004, pending expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions. The Merger has been approved by the Serologicals board of directors and by the holders of approximately 90% of the shares of voting stock of Upstate. There are no material relationships between Serologicals, Upstate or any of their respective affiliates and any of the parties to the Merger Agreement and related agreements, other than in respect of such agreements themselves.

Item 9.01    Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses Acquired.

  None

  (b)
  Pro Forma Financial Statements

  None

  (c)
  Exhibits

  2.1
  Agreement and Plan of Merger dated as of September 7, 2004, by and among Serologicals Corporation, Upstate Acquisition Company, LLC, Upstate Group, Inc. and the Stockholder Representative.

  99.1
  Joint Press Release issued by Serologicals Corporation and Upstate Group, Inc. on September 7, 2004.

  99.2
  Conference Call Transcript—Serologicals Corporation to Acquire Upstate Group, held on September 8, 2004 / 9:00AM EST

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ HAROLD W. INGALLS
Name:	Harold W. Ingalls
Title:	Vice President of Finance and Chief Financial Officer

Date: September 10, 2004

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EXHIBIT INDEX

Number	Description
2.1	Agreement and Plan of Merger dated as of September 7, 2004, by and among Serologicals Corporation, Upstate Acquisition Company, LLC, Upstate Group, Inc. and the Stockholder Representative.
99.1	Joint Press Release issued by Serologicals Corporation and Upstate Group, Inc. on September 7, 2004.
99.2	Conference Call Transcript—Serologicals Corporation to Acquire Upstate Group, held on September 8, 2004 / 9:00AM EST

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX